UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 10, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-19480                 58-1651222
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)


1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia             30004
  (Address of principal executive offices)                      (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

     On May 10, 2005, Per-Se Technologies, Inc. issued a press release announcing that its Board of Directors (the "Board") has adopted a policy authorizing stock trading plans that comply with Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

       (c)        Exhibit 99.1 - Press Release dated May 10, 2005.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 10, 2005

                                    PER-SE TECHNOLOGIES, INC.



                                    By: /s/ CHRIS E. PERKINS
                                        ----------------------------------------
                                         Chris E. Perkins
                                         Executive Vice President
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                   Description
              ---                   -----------

             99.1       Press Release dated May 10, 2005.